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                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATIONS

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned officers of Interlott Technologies, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003

                                         /s/ David F. Nichols
                                         --------------------------------------
                                             Name:  David F. Nichols
                                             Title: Chief Executive Officer

Dated:  August 14, 2003


                                         /s/ Dennis W. Blazer
                                         --------------------------------------
                                             Name:  Dennis W. Blazer
                                             Title: Chief Financial Officer


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